Supplement to Spinnaker Plus Prospectus
                        Supplement dated January 31, 2001
                         to Prospectus dated May 1, 2000

The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus VIF Appreciation Portfolio and Dreyfus VIF Quality Bond Portfolio of Dreyfus Variable Investment Fund and Dreyfus IP MidCap Stock Portfolio and Dreyfus IP Technology Growth Portfolio of Dreyfus Investment Portfolios began offering a second class of shares in January 2001. However, this should have no impact on contract owners. The new class of the Dreyfus Funds, called the Service class, has a "Rule 12b-1 Plan" to finance the distribution of its shares out of its assets, so its expenses may be higher than those of the original, Initial class of shares. In order to keep the expenses that contract owners bear indirectly from increasing, the second class of shares is not being made available as an investment option under the contracts. The Separate Account will continue to invest only in the Initial class of shares.